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                                                                   EXHIBIT 10.19


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") made as of the 15th day of September, 2000, by and among M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation ("Borrower"), FLEET NATIONAL BANK (formerly known as BankBoston, N.A.) ("Fleet"), BANKERS TRUST COMPANY ("BT"), PAM CAPITAL FUNDING LP ("PAM") and HIGHLAND LEGACY LIMITED ("Highland"; Fleet, BT, PAM and Highland are hereinafter referred to collectively as the "Lenders") and FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), as Agent (the "Agent").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, Borrower, Agent and Fleet entered into that certain Credit Agreement dated August 29, 1997 (the "Credit Agreement"); and

         WHEREAS, Borrower has requested that the Lenders modify the Credit Agreement in certain respects; and

         WHEREAS, the Agent and the Lenders have agreed to such modification to the Credit Agreement subject to the execution and delivery by Borrower of this Amendment.

         NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:


         1. DEFINITIONS. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.


         2. MODIFICATION OF THE CREDIT AGREEMENT. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

                  (a) By deleting the figure "$1,000,000" appearing in the last line of the definition of "Developed Lots" appearing in ss.1.1 of the Credit Agreement, appearing on page 4 thereof, and inserting in lieu thereof the figure "$2,500,000.00";

                  (b) By deleting in its entirety the definition of "PERMITTED SECURED INDEBTEDNESS" appearing in ss.1.1 of the Credit Agreement, appearing on page 12 thereof, and inserting in lieu thereof the following definition:

                 "PERMITTED INDEBTEDNESS. Indebtedness in respect of capitalized lease obligations and purchase money obligations, provided that if such Indebtedness is secured (it being agreed that such Indebtedness need not be secured) (a) the Liens securing such Indebtedness do not at any time encumber any property other than the property financed by such secured Indebtedness, and (b) the


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                 Indebtedness secured thereby shall not exceed the
                 cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; and provided further that the aggregate amount of any such Indebtedness (whether secured or unsecured) at any one time outstanding by the Borrower and its Subsidiaries shall not exceed $15,000,000.00 on a consolidated basis.";

                  (c) By deleting the figure "$15,000,000.00" appearing in clause (d) of the definition of "Senior Debt" in ss.1.1 of the Credit Agreement, appearing on page 14 thereof, and inserting in lieu thereof the figure "$25,000,000.00";

                  (d) By deleting the figure "$500,000.00" appearing in the last line of ss.6.5(b) of the Credit Agreement, appearing on page 28 thereof, and inserting in lieu thereof the figure "$2,000,000.00";

                  (e) By deleting in its entirety ss.7.1(h) of the Credit Agreement, appearing on page 31 thereof, and inserting in lieu thereof the following:

                 "(h)     Unsecured Indebtedness between the Borrower and its
                 wholly-owned Subsidiaries.";

                  (f) By deleting the figures "$10,000,000.00" appearing in the twelfth (12th) and thirteen (13th) lines of ss.7.3(a)(i) of the Credit Agreement, appearing on page 33 thereof, and inserting in lieu thereof the figure "$15,000,000.00";

                  (g) By deleting the figure "$15,000,000.00" appearing in ss.7.3(a)(iii)(A) of the Credit Agreement, appearing on page 34 thereof, and inserting in lieu thereof the figure "$25,000,000.00";

                  (h) By deleting the figure "$3,000,000.00" appearing in the second line of ss.7.3(a)(iv) of the Credit Agreement, appearing on page 34 thereof, and inserting in lieu thereof the figure "$4,000,000.00";

                  (i) By deleting the figure "$35,000,000.00" appearing in the last line of ss.7.3(a)(v) of the Credit Agreement, appearing on page 34 thereof, and inserting in lieu thereof the figure "$70,000,000"; and

                  (j) All references to "Permitted Secured Indebtedness" in the Credit Agreement shall be deemed a reference to Permitted Indebtedness as defined above.

         3. REFERENCES TO CREDIT AGREEMENT. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

         4. REPRESENTATIONS. Borrower represents and warrants to Agent and the Lenders as follows:


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                  (a) AUTHORIZATION. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower, (ii) have been duly authorized by all necessary proceedings on the part of Borrower, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon Borrower or any of its properties or to which Borrower is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower.

                  (b) ENFORCEABILITY. The execution and delivery of this Amendment is the valid and legally binding obligations of Borrower enforceable in accordance with the terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (c) APPROVALS. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

         5. NO DEFAULT. By execution hereof, the Borrower certifies that Borrower is and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

         6. WAIVER OF CLAIMS. Borrower acknowledges, represents and agrees that Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

         7. RATIFICATION. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Credit Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower under the Loan Documents.


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         8. AMENDMENT AS LOAN DOCUMENT. This Amendment shall constitute a Loan
Document.

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.


         10. MISCELLANEOUS. This Amendment shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.



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         IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

                                  BORROWER:

                                  M/I SCHOTTENSTEIN HOMES, INC., an Ohio
                                  corporation


                                  By:
                                     -------------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                  Attest:
                                         ---------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                  FLEET NATIONAL BANK (formerly known as
                                  BankBoston, N.A.), individually and as
                                  Agent


                                  By:
                                     -------------------------------------------
                                       Name:
                                            ------------------------------------
                                           Title:
                                                 -------------------------------


                                  BANKERS TRUST COMPANY


                                  By:
                                     -------------------------------------------
                                       Name:
                                            ------------------------------------
                                           Title:
                                                 -------------------------------


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                                  PAM CAPITAL FUNDING LP

                                  By:    Highland Capital Management, L.P.,
                                         as Collateral Manager


                                         By:
                                            ------------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------


                                  HIGHLAND LEGACY LIMITED

                                  By:    Highland Capital Management, L.P.,
                                         as Collateral Manager


                                         By:
                                            ------------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------